Exhibit 8.1
SUBSIDIARIES OF SCORPIO TANKERS INC

Company	Incorporated in
SBI Tuscamina Shipping Company Limited	The Republic of The Marshall Islands
STI Acton Shipping Company Limited	The Republic of The Marshall Islands
STI Alexis Shipping Company Limited	The Republic of The Marshall Islands
STI Amber Shipping Company Limited	The Republic of The Marshall Islands
STI Aqua Shipping Company Limited	The Republic of The Marshall Islands
STI Battersea Shipping Company Limited	The Republic of The Marshall Islands
STI Battery Shipping Company Limited	The Republic of The Marshall Islands
STI Benicia Shipping Company Limited	The Republic of The Marshall Islands
STI Beryl Shipping Company Limited	The Republic of The Marshall Islands
STI Black Hawk Shipping Company Limited	The Republic of The Marshall Islands
STI Brixton Shipping Company Limited	The Republic of The Marshall Islands
STI Broadway Shipping Company Limited	The Republic of The Marshall Islands
STI Bronx Shipping Company Limited	The Republic of The Marshall Islands
STI Brooklyn Shipping Company Limited	The Republic of The Marshall Islands
STI Camden Shipping Company Limited	The Republic of The Marshall Islands
STI Carnaby Shipping Company Limited	The Republic of The Marshall Islands
STI Chartering and Trading Ltd	The Republic of The Marshall Islands
STI Chelsea Shipping Company Limited	The Republic of The Marshall Islands
STI Clapham Shipping Company Limited	The Republic of The Marshall Islands
STI Comandante Shipping Company Limited	The Republic of The Marshall Islands
STI Condotti Shipping Company Limited	The Republic of The Marshall Islands
STI Connaught Shipping Company Limited	The Republic of The Marshall Islands
STI Dama Shipping Company Limited	The Republic of The Marshall Islands
STI Duchessa Shipping Company Limited	The Republic of The Marshall Islands
STI Elysees Shipping Company Limited	The Republic of The Marshall Islands
STI Emerald Shipping Company Limited	The Republic of The Marshall Islands
STI Esles II Shipping Company Limited	The Republic of The Marshall Islands
STI Finchley Shipping Company Limited	The Republic of The Marshall Islands
STI Fontvieille Shipping Company Limited	The Republic of The Marshall Islands
STI Fulham Shipping Company Limited	The Republic of The Marshall Islands
STI Galata Shipping Company Limited	The Republic of The Marshall Islands
STI Garnet Shipping Company Limited	The Republic of The Marshall Islands
STI Grace Shipping Company Limited	The Republic of The Marshall Islands
STI Gramercy Shipping Company Limited	The Republic of The Marshall Islands
STI Hackney Shipping Company Limited	The Republic of The Marshall Islands
STI Hammersmith Shipping Company Limited	The Republic of The Marshall Islands
STI Jardins Shipping Company Limited	The Republic of The Marshall Islands
STI Jermyn Shipping Company Limited	The Republic of The Marshall Islands
STI Jurere Shipping Company Limited	The Republic of The Marshall Islands
STI Kingsway Shipping Company Limited	The Republic of The Marshall Islands
STI La Boca Shipping Company Limited	The Republic of The Marshall Islands
STI Larvotto Shipping Company Limited	The Republic of The Marshall Islands
STI Lauren Shipping Company Limited	The Republic of The Marshall Islands

STI Le Rocher Shipping Company Limited	The Republic of The Marshall Islands
STI Leblon Shipping Company Limited	The Republic of The Marshall Islands
STI Lexington Shipping Company Limited	The Republic of The Marshall Islands
STI Lombard Shipping Company Limited	The Republic of The Marshall Islands
STI Madison Shipping Company Limited	The Republic of The Marshall Islands
STI Manhattan Shipping Company Limited	The Republic of The Marshall Islands
STI Mayfair Shipping Company Limited	The Republic of The Marshall Islands
STI Memphis Shipping Company Limited	The Republic of The Marshall Islands
STI Meraux Shipping Company Limited	The Republic of The Marshall Islands
STI Milwaukee Shipping Company Limited	The Republic of The Marshall Islands
STI Mythos Shipping Company Limited	The Republic of The Marshall Islands
STI Notting Hill Shipping Company Limited	The Republic of The Marshall Islands
STI Olivia Shipping Company Limited	The Republic of The Marshall Islands
STI Onyx Shipping Company Limited	The Republic of The Marshall Islands
STI Opera Shipping Company Limited	The Republic of The Marshall Islands
STI Orchard Shipping Company Limited	The Republic of The Marshall Islands
STI Osceola Shipping Company Limited	The Republic of The Marshall Islands
STI Oxford Shipping Company Limited	The Republic of The Marshall Islands
STI Park Shipping Company Limited	The Republic of The Marshall Islands
STI Pimlico Shipping Company Limited	The Republic of The Marshall Islands
STI Pontiac Shipping Company Limited	The Republic of The Marshall Islands
STI Poplar Shipping Company Limited	The Republic of The Marshall Islands
STI Powai Shipping Company Limited	The Republic of The Marshall Islands
STI Queens Shipping Company Limited	The Republic of The Marshall Islands
STI Regina Shipping Company Limited	The Republic of The Marshall Islands
STI Rose Shipping Company Limited	The Republic of The Marshall Islands
STI Rotherhithe Shipping Company Limited	The Republic of The Marshall Islands
STI Ruby Shipping Company Limited	The Republic of The Marshall Islands
STI San Antonio Shipping Company Limited	The Republic of The Marshall Islands
STI San Telmo Shipping Company Limited	The Republic of The Marshall Islands
STI Sapphire Shipping Company Limited	The Republic of The Marshall Islands
STI Savile Row Shipping Company Limited	The Republic of The Marshall Islands
STI Selatar Shipping Company Limited	The Republic of The Marshall Islands
STI Seneca Shipping Company Limited	The Republic of The Marshall Islands
STI Sloane Shipping Company Limited	The Republic of The Marshall Islands
STI Soho Shipping Company Limited	The Republic of The Marshall Islands
STI Spiga Shipping Company Limited	The Republic of The Marshall Islands
STI St. Charles Shipping Company Limited	The Republic of The Marshall Islands
STI Taksim Shipping Company Limited	The Republic of The Marshall Islands
STI Texas City Shipping Company Limited	The Republic of The Marshall Islands
STI Topaz Shipping Company Limited	The Republic of The Marshall Islands
STI Tribeca Shipping Company Limited	The Republic of The Marshall Islands
STI Venere Shipping Company Limited	The Republic of The Marshall Islands
STI Veneto Shipping Company Limited	The Republic of The Marshall Islands
STI Ville Shipping Company Limited	The Republic of The Marshall Islands
STI Virtus Shipping Company Limited	The Republic of The Marshall Islands

STI Wembley Shipping Company Limited	The Republic of The Marshall Islands
STI Westminster Shipping Company Limited	The Republic of The Marshall Islands
STI Winnie Shipping Company Limited	The Republic of The Marshall Islands
STI Yorkville Shipping Company Limited	The Republic of The Marshall Islands
Sting LLC	State of Delaware, United States of America
STNGR Singapore (Pte) Ltd	The Republic of Singapore